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                                                                   EXHIBIT 10.11



                              FINANCING STATEMENT

         This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

1.       The name and address of the debtor ("Debtor") is:

                  LARRY ADDINGTON
                  1500 North Big Run Road
                  Ashland, Kentucky 41102

2.       The name and address of the secured party ("Secured Party") is:

                  NATIONSBANK OF TEXAS, N.A. , INDIVIDUALLY AND AS AGENT 901 Main Street
                  Dallas, Texas 75202
                  Attention: Paul L. Colon

         Secured Party is agent for itself and various other financial institutions (and their successors and assigns).

3. This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

         All rights, titles, and interests now owned or hereafter acquired by Debtor in:


         (a) Pledged Shares. All of the following, whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights: all shares of stock of AEI Holding Company, Inc. including but not limited to the shares described in Exhibit A hereto, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares (any and all such shares, certificates, options, rights, dividends, cash, instruments and other property being herein called the "Pledged Shares").

         (b) Proceeds. All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

4. This Financing Statement is presented for filing to Clerk of Fayette Co., Kentucky.





                                              /s/ LARRY ADDINGTON
                                              --------------------------------
                                              LARRY ADDINGTON, Debtor


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